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                                      EXHIBIT 21

                  SUBSIDIARIES OF DOBSON COMMUNICATIONS CORPORATION

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   No.                  Corporation                  State of Incorporation
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
   1.     Associated Telecommunications and          Oklahoma
          Technologies, Inc.
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   2.     DCC PCS, Inc.                              Oklahoma
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   3.     Dobson Cellular of Arizona, Inc.           Oklahoma
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   4.     Dobson Cellular of California, Inc.        Oklahoma
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   5.     Dobson Cellular of Enid, Inc.              Oklahoma
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   6.     Dobson Cellular of Imperial, Inc.          Oklahoma
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   7.     Dobson Cellular of Kansas/Missouri, Inc.   Oklahoma
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   8.     Dobson Cellular of Maryland, Inc.          Oklahoma
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   9.     Dobson Cellular of Navarro, Inc.           Oklahoma
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   10.    Dobson Cellular of Sandusky, Inc.          Oklahoma
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   11.    Dobson Cellular of Texas, Inc.             Oklahoma
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   12.    Dobson Cellular of Woodward, Inc.          Oklahoma
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   13.    Dobson Cellular Operations Company         Oklahoma
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   14.    Dobson Cellular Subsidiary Company         Oklahoma
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   15.    Dobson Cellular Systems, Inc.              Oklahoma
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   16.    Dobson Fiber/Forte Colorado, Inc.          Oklahoma
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   17.    Dobson Operating Company                   Oklahoma
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   18.    Dobson Telephone Company, Inc.             Oklahoma
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   19.    Dobson Tower Company                       Oklahoma
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   20.    Logix Communications Enterprises, Inc.,    Oklahoma
          f/k/a Dobson Wireline Company
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   21.    Logix Communications Corporation f/k/a     Oklahoma
          Dobson Wireless, Inc.
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   22.    Dobson/Sygnet Communications Company       Oklahoma
          f/k/a Dobson/Sygnet Holdings, Inc.
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   No.                  Corporation                  State of Incorporation
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   23.    Sygnet Wireless, Inc., f/k/a               Ohio
          Dobson/Sygnet Operating Company f/k/a
          Front Nine Operating Company
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   24.    RSA 339, Inc.                              California
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   25.    Western Financial Services Corp.           Oklahoma
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   26.    Texas RSA No. 2 Limited Partnership        Texas
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   27.    Oklahoma RSA 5 Limited Partnership         Oklahoma
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   28.    Oklahoma RSA 7 Limited Partnership         Oklahoma
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   29.    Cellular 2000, a general partnership       Michigan
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   30.    Gila River Cellular General Partnership    Arizona
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   31.    Oklahoma Independent RSA 5 Partnership     Oklahoma
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   32.    Oklahoma Independent RSA 7 Partnership     Oklahoma
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   33.    Sygnet Communications, Inc.                Ohio
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

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